UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2023

BIMI International Medical Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34890	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 5th Avenue, 15th Floor, 15-01 New York NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 542 0028

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 27, 2023, the audit committee of BIMI International Medical Inc. (the “Company”), after discussion with the management of the Company and in consultation with the Company’s independent registered public accounting firm, concluded that the Company’s previously issued financial statements for: (1) the fiscal year ended December 31, 2022 included in the Company’s Annual Report on Form 10-K filed on May 4 , 2023 (the “2022 Form 10-K); (2) the quarter ended March 31, 2022 included in the Company’s Quarterly Report on Form 10-Q filed on May 20 , 2022; (3) the quarter ended June 30, 2022 included in the Company’s Quarterly Report on Form 10-Q filed on August 22, 2022; (4) the quarter ended September 30, 2022 included in the Company’s Quarterly Report on Form 10-Q filed on November 21, 2022; and (5) the quarter ended March 31, 2023 included in the Company’s Quarterly Report on Form 10-Q filed on May 19, 2023, with the Securities and Exchange Commission (each, a “Form 10-Q,” together with the 2022 Form 10-K, the “Affected Reports”), should no longer be relied upon due to certain errors and incorrect disclosures contained in the Affected Reports.

The Company concluded that the restatements do not materially affect the Company’s liquidity or its compliance with debt covenants or other financial obligations. The Company intends to restate the Affected Reports to address these issues as follows.

(1) The Company is in the process of restating the Consolidated Statements of Equity for the quarterly periods ended June 30, 2022 and September 30, 2022. The restatement relates to the stockholders’ equity and noncontrolling interests presented in the Consolidated Balance Sheets, as of June 30, 2022 and September 30, 2022, which had been presented in the form of a reconciliation of the beginning balance to the ending balance for each period for which a consolidated statement of comprehensive income was required to be filed. The Company will provide reconciliations for the interim periods covered by the Consolidated Statement of Equity for the periods ended June 30, 2022 and September 30, 2022. This restatement should not have any effect on net income (loss), per share net income (loss), or retained earnings and other components of equity or net assets for such filings. The Company has concluded that the restatement does not materially affect the Company’s liquidity or its compliance with debt covenants or other financial obligations.

(2) On June 9, 2022, the Company issued a $5 million subordinated promissory note, which was converted into 1,250,000 shares of the Company’s Common Stock (post the December 2022 1 to 10 reverse split) on July 18, 2022, upon obtaining shareholder approval for the transaction. The Company failed to reflect this promissory note as a note payable and erroneously reflected the proceeds of the promissory note in the Consolidated Statements of Cash Flows as “Issuance of Common Stock” in the six month period ended June 30, 2022. As a result, The Company is in the process of restating the Company’s financial statements for the quarterly period ended June 30, 2022. This restatement will not effect the Company’s net income (loss), per share net income (loss), retained earnings or other components of equity or net assets for such filings. The Company concluded that the restatement does not materially affect the Company’s liquidity or its compliance with debt covenants or other financial obligations.

(3) The Company restated its financial statements for the year ended December 31, 2021 and for the quarterly period ended June 30, 2022 and is in the process of restating the its financial statements for the quarterly period ended March 31, 2022 to correct errors identified in its prior financial statements. In the year ended December 31, 2021 and the quarterly periods ended March 31, 2022 and June 30, 2022, the Company recorded amortization of convertible notes as a general and administrative expense in error. The Company has revised the financial statements for the year ended December 31, 2021 and the six months ended June 30, 2022 and is in the process of revising its financial statements for the quarterly period ended March 31, 2022 to record the amortization of convertible notes as an “other expense”. The impact of the restatement on the Company’s financial statements is the reclassification of such expense as an “other expense”. The reclassification also affected the classification of such expense in the Consolidated Statements of Cash Flows. The Company has also amended various footnotes to the financial statements. This restatement did not affect the Company’s net income (loss), net income (loss) per-share, retained earnings or other components of equity or net assets for such prior filings. The Company has concluded that the restatement does not materially affect the Company’s liquidity or its compliance with debt covenants or other financial obligations.

(4) The Company is in the process of restating its financial statements for the year ended December 31, 2022, where it incorrectly accounted for the acquisition of Phenix Bio Inc. (“Phenix”). On July 5, 2022, the Company entered into a stock purchase agreement, which was subsequently amended, pursuant to which the Company agreed to acquire Phenix and paid a deposit of $180,000 on July 7, 2022. The closing did not occur until March 15, 2023. As of December 31, 2022, the accounting for the Phenix acquisition was incorrectly recorded as follows: (1) a long-term equity investment as a debit entry; (2) cash as a credit; and (3) other payables as a credit entry. Since the Phenix acquisition had not taken place as of December 31, 2022, it should not have been recorded as a long-term equity investment. As such, the Company reversed the long-term equity investment account and other payables account and recorded the deposit as a prepayment. This restatement did not affect the Company’s net income (loss), per share net income (loss), or retained earnings, but affected the net assets in the quarterly period ended March 31, 2023. The Company has concluded that the restatement does not materially affect its liquidity or financial obligations.

(5) The Company is in the process of restating its Consolidated Statements of Cash Flows for the quarterly periods ended June 30, 2022, September 30, 2022, March 31, 2023 and for the year ended December 31, 2022. The restatement relates to the discontinued entities’ cash flows presented in the Consolidated Statements of Cash Flows, for the quarterly periods ended June 30, 2022, September 30, 2022, March 31, 2023 and for the year ended December 31, 2022, which were not presented in these prior period filings. In the restated Consolidated Statements of Cash Flows, the Company will present the discontinued entities’ cash flows in the Consolidated Statements of Cash Flows instead of nil. This restatement does not affect net income (loss), net income (loss) per share, or retained earnings and other components of equity or net assets in such prior filings. The Company has concluded that the restatement does not materially affect the Company liquidity or its compliance with debt covenants or other financial obligations.

The Company is taking steps to address the causes of the restatements and to improve its internal controls over financial reporting. The Company is in the process of hiring a new third-party consulting firm to assist the Company in strengthening its daily internal controls and financial reporting process review. The Company also aims to improve its internal accounting department management as well. The Company is committed to maintaining the integrity of its financial statements and to provide accurate and transparent financial information to its investors.

The Company intends to correct the errors referenced above in the restatement of (1) the 2022 Form 10-K (the “Amended Form 10-K”) and (2) each of the Form 10-Qs for the periods ended March 31, 2022, June 30, 2022, September 30, 2022 and March 31, 2023 (the “Amended Form 10-Qs). The Company’s management has concluded that in light of the accounting errors described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective as of March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023. The Company’s remediation plan with respect to such material weakness will be described in more detail in the Amended Form 10-K and the Amended Form 10-Qs.

The Company’s management and the audit committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Audit Alliance LLP, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2023	BIMI International Medical Inc.

	By:	/s/ Tiewei Song
	Name:	Tiewei Song
	Title:	Chief Executive Officer

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